DERIVATIVE CONTRACTS	12 Months Ended
Dec. 31, 2024
DERIVATIVE CONTRACTS
DERIVATIVE CONTRACTS

13.DERIVATIVE CONTRACTS

During the three months ended December 31, 2024, the Company entered into a series of gold forward contracts with multiple counterparties, intended to manage the risk of fluctuating gold prices between the date of the announcement of, and date of the closing of, the acquisition of the Musselwhite Mine (note 28(a)). These contracts had a weighted average price per ounce of $2,834 to sell a total of 144,887 ounces between March 2025 and February 2028. We measured these contracts using a discounted cash flow model, incorporating gold forward prices from the London Bullion Market Association (“LBMA”) Traders Mid forward curve and discounting based on the 1-Month Term SOFR Zero Rate, adjusted for credit risk. These derivatives have not been designated as hedges.  Consequently, changes in the fair values of these gold forward contracts are recognized in profit or loss for the period.

	Ounces	Fair value
At January 1, 2024	—	$—
New contracts entered into	144,887	—
Mark to market adjustments recognized	—	3,138
At December 31, 2024	144,887	$3,138

Because these gold forward contracts are with multiple counterparties (some with unrealized gains and some with unrealized losses) and because there is no ability to offset net positive positions with net negative positions, we present these gold forward contracts as both assets and as liabilities on our balance sheet.

Fair value
Presented as current assets	$2,518
Presented as non-current assets	869
Presented as non-current liabilities	(249)
$3,138

Subsequent to December 31, 2024, upon the acquisition of the Musselwhite Mine, these contracts were closed out immediately prior to entering into the Gold Prepayment (as defined below).